SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                      November 10, 2004 (November 4, 2004)

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Utah                      0-22515                 20-0612376
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                     Identification No.)


                               545 West 500 South
                              Bountiful, Utah 84010

                    (Address of principal executive offices)


                                 (801) 677-7673

               Registrant's telephone number, including area code


                                       N/A

           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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 ITEM 1.01.  Entry into a Material Definitive Agreement

On November 4, 2004, Speaking Roses International, Inc. entered into an Equipment Lease and License Agreement with Dole Fresh Flowers, Inc.("Dole"), a subsidiary of Dole Food Company, Inc. The agreement permits Dole to emboss images on fresh flowers using Speaking Roses' patent pending technology. Dole will pay to Speaking Roses a royalty of per embossed stem for flowers sold in mixed bouquets and for sales of single roses or rose bouquets. As part of the agreement, Speaking Roses will lease embossing machines to Dole at a nominal fee.

ITEM 7.01. Regulation FD Disclosure

On November 10, 2004, Speaking Roses International, Inc. issued a press release relating to its license its technology to Dole Fresh Flowers. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press Release dated  November 10, 2004,  "Speaking
                              Roses to License  Technology for Printing on Roses
                              to Dole Fresh Flowers"
----------------------------- --------------------------------------------------





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2004


Speaking Roses International, Inc.
By:  /s/ Blaine Harris
     -----------------------------------
         Blaine Harris,
         Chief Executive Officer

                                  EXHIBIT INDEX

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press Release dated  November 10, 2004,  "Speaking
                              Roses to License  Technology for Printing on Roses
                              to Dole Fresh Flowers"
----------------------------- --------------------------------------------------


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